Smead International Value Fund

Investor Class Shares (SVXLX)

Class A Shares (SVXAX)

Class C Shares (SVXCX)

Class I1 Shares (SVXFX)

Class I2 Shares (SVXIX)

Class Y Shares (SVXYX)

Prospectus

January 12, 2022

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Smead International Value Fund

A series of Smead Funds Trust (the “Trust”)

Summary Section

Investment Objective. The investment objective of the Smead International Value Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts on Class A shares if you or your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts and waivers is available from your financial professional and under “Shareholder Information – Class A Sales Charge Reductions and Waivers” beginning on page 21 of the Fund’s Statutory Prospectus, under “Exhibit A – Sales Charge Waivers” beginning on page 41 of the Fund’s Statutory Prospectus, and under “Additional Purchase and Redemption Information – Sales Charges on Class A Shares” beginning on page 38 of the Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)(1)	None	1.00%	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class shares	Class A shares	Class C shares	Class I1 shares	Class I2 shares	Class Y shares
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Rule 12b-1 Fees	0.25%	0.25%	0.75%	None	None	None
Shareholder Servicing Fee	None	0.17%	0.25%	0.15%	0.10%	None
Other Expenses(2)	0.84%	0.84%	0.84%	0.84%	0.84%	0.84%
Total Annual Fund Operating Expenses	1.84%	2.01%	2.59%	1.74%	1.69%	1.59%
Fee Waiver/Expense Reimbursement(3)	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.25%	1.42%	2.00%	1.15%	1.10%	1.00%
(1)

A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to Class A purchases of $1,000,000 or more that are redeemed within 18 months of purchase. A CDSC of 1.00% also applies on redemptions of Class C shares within 12 months of purchase.

(2)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)

Smead Capital Management, Inc. (the “Adviser”) has agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (excluding any Rule 12b-1 fees, Shareholder Servicing fees, taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% for Investor Class shares, 1.42% for Class A shares, 2.00% for Class C shares, 1.15% for Class I1 shares, 1.10% for Class I2 shares and 1.00% for Class Y shares through March 31, 2023. The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause the Fund’s total expense ratio (taking into account the reimbursement) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2023, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same and the Fund’s expense limitation agreement remains in force through March 31, 2023. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class shares
(if you redeem your shares)	$127	$521
(if you did not redeem your shares)	$127	$521
Class A shares
(if you redeem your shares)	$711	$1,118
(if you did not redeem your shares)	$711	$1,116
Class C shares
(if you redeem your shares)	$203	$749
(if you did not redeem your shares)	$203	$749
Class I1 shares
(if you redeem your shares)	$117	$490
(if you did not redeem your shares)	$117	$490
Class I2 shares
(if you redeem your shares)	$112	$475
(if you did not redeem your shares)	$112	$475
Class Y shares
(if you redeem your shares)	$102	$444
(if you did not redeem your shares)	$102	$444

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund is new, there is no portfolio turnover information to provide at this time.

Principal Investment Strategies. Under normal market circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the stock of non-U.S. companies. To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in the common stocks of primarily large capitalization (“large-cap”) non-U.S. companies, in developed countries. The Fund considers large-cap companies to be those publicly traded companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. For purposes of the Fund’s investments, “non-U.S. companies” means those securities issued by companies whose primary listing is on a non-U.S. exchange or companies that are U.S.-listed and derive a majority of their revenue from products, investment or services outside the U.S.

The Adviser selects the Fund’s investments by screening non-U.S. companies using the following eight criteria:

Required over entire holding period:

•	products or services that meet a clear economic need;
•	strong competitive advantage (barriers to entry);
•	long history of profitability and strong metrics;
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

The Fund’s portfolio is built around high quality companies whose businesses have strong competitive advantages that the Adviser believes can be sustained for the long term. When a security is purchased, the Adviser frequently monitors the security for large price declines in an effort to protect from single stock risk on new investments. The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may invest significantly (more than 10% of net asset value) in Canada, Germany, Italy and the United Kingdom.

The Fund may also invest in mid-cap and small-cap companies. The Fund considers mid-cap companies to be those publicly traded companies with capitalizations from $3 billion to $5 billion. The Fund considers small-cap companies to be those publicly traded companies with capitalizations from $1 billion to $3 billion.

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary (goods and services considered non-essential by consumers), financials (financial services provided to retail and commercial customers), media (music production and telecom services), materials (mining and metals, chemicals forest products), energy (services related to the production and supply of energy) and real estate (services related to real estate development and leasing).

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

•

Foreign Securities Risk.    Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and securities market regulation, and the imposition of foreign withholding taxes.

•

Currency Risks.    The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies.

•

Foreign Tax Risk.    Investing in foreign countries present risks that the Fund or its investments may be subject to taxes that may adversely affect the Fund’s investment performance. Such taxes may be imposed suddenly or in an unpredictable manner, or pursuant to new interpretations. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the Fund’s income.

•

Geographic Risk.    To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, the economic, political, social, regulatory, or other developments or conditions within such country or region will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

•

Europe and United Kingdom Risk.    The value of the Fund’s assets may be adversely affected by, among other things, the social, political, regulatory, economic and other events or conditions affecting Europe and the United Kingdom (“U.K.”). Many countries in Europe are member states of the European Union (“EU”) and will be significantly affected by the fiscal and monetary controls of the EU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions or defaults or threats of defaults among European countries may have a significant adverse effect on the economies of other European countries. The European financial markets have experienced significant volatility, and several European countries have been adversely affected by unemployment, budget deficits and economic downturns. In addition, one or more countries may abandon the euro and/or withdraw from the EU creating continuing uncertainty in the currency and financial markets generally. In this regard, the U.K. has commenced the official withdrawal process from the EU commonly referred to as “Brexit.” The uncertainty of Brexit could have a significant impact on the business and financial results of companies in the U.K. and other European countries. For example, Brexit could cause market and currency volatility, economic uncertainty, labor disruptions, political instability and uncertainty, and regulatory uncertainty for companies operating in the U.K. but that rely on cross-border labor and trade. During this period of political, legal and commercial uncertainty, the negative impact on not only the U.K. and European economies, but also on the broader global economy, could be significant. These uncertainties could potentially result in increased market volatility and illiquidity and lower growth for companies that rely significantly on the U.K. or on Europe for their business activities and revenues.

•

Canadian Risk.    Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent upon trading with its key partners, including the United States. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests. Past demands for sovereignty by the province of Quebec have significantly affected equity valuations and foreign currency movements in the Canadian market.

•	Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
•

Non-Diversification Risk.    The Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund’s performance may depend on the performance of a small number of issuers.

•

Sector Weightings Risk.    To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. If the Fund invests in only a few sectors, it will have more exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Media Sector Risk. The media sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

Materials Sector Risk. The materials sector is subject to changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.

Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

•

General Market Risk; Recent Market Events.    The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed travel and social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. Continuing uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. During those periods, the Fund may experience high levels of shareholder redemptions and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities may be difficult to value during such periods.

•

Equity Market Risk.    Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non-U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.

•	Company Risk. The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.
•

Large-Capitalization Companies.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are unlikely to attain high growth rates of sales and earnings.

•

Mid-Capitalization and Small-Capitalization Companies.    Small-capitalization and medium-capitalization companies are often more volatile and less liquid than larger companies. Securities of these companies may be subject to greater and more abrupt price fluctuations and may be more susceptible to market pressures and business failures. Stocks of small- and medium-sized companies may underperform the stocks of larger companies as an asset class.

•

Correlation Risk.    U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. Thus investing in both U.S.-listed securities (albeit for companies that derive a majority of their revenue from products, investment or services outside the U.S.) and non-U.S. listed securities may lower the portfolio volatility of the Fund. Sometimes, however, global events will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the benefit of such diversification.

•	New Fund Risk. As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.
•

Volatility Risk.    The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

•

Trading Suspensions Risk.    The United States, other governments, and U.S. and non-U.S. securities exchanges retain the right to suspend or limit trading in securities. Such a suspension might render it impossible for the Adviser to liquidate certain positions promptly and, accordingly, could expose the Fund to losses.

•

Access to Information Risk.    The Adviser, particularly in the context of international stocks, is not in a position to confirm the completeness, genuineness or accuracy of the information and data it considers in making investment decisions, and in some cases, complete and accurate information is not available because certain information may be considered proprietary or otherwise confidential. These difficulties make it more difficult for investments to be evaluated and for the value of securities to be accurately determined.

•

Cybersecurity Risk.    Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices utilized by the Fund and its service providers can be potentially breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

•

Tax Risk.    The Fund is the successor to the portfolio of the Predecessor Fund, and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the Predecessor Fund. Accordingly, shareholders should be aware that as the Fund sells portfolio securities that were acquired from the Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. As a result, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the Predecessor Fund.

Performance. The Fund is a newly registered mutual fund and does not have a full calendar year of performance as a mutual fund. The Fund succeeded to substantially all of the assets and liabilities of the Smead International Value Fund LP, a Delaware Limited Partnership (the “Predecessor Fund”), in exchange solely for Class I1 shares of the Fund on January 11, 2022 (the “Reorganization”). Smead Private Fund Advisers, LLC, an affiliate of the Adviser, was the General Partner for the Predecessor Fund since its inception on January 12, 2015. Prior performance shown below represents the historical performance of the Predecessor Fund, which offered partnership interests. Following the Reorganization, the Predecessor Fund was liquidated and dissolved.

The Predecessor Fund was managed by the same individuals who currently serve as the Fund’s portfolio managers. The Fund’s investment objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Fund. Prior to the Reorganization, the Predecessor Fund was an unregistered trust that did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, the Predecessor Fund is unable to show after-tax returns for periods prior to the Reorganization.

From its inception through the date of the Reorganization, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which if applicable, might have adversely affected the performance of the Predecessor Fund. The Predecessor Fund used a unitized net asset value (NAV) method to compute the performance on a net return-basis which is different from the Securities and Exchange Commission (the “SEC”) standard formula for calculating performance. Please refer to the Financial Statements in the SAI to review additional information about the Predecessor Fund.

The performance information demonstrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one year, five year and since inception periods compare with those of a broad measure of market performance and the returns of an additional index of securities with characteristics similar to those that the Fund typically holds. Remember, past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://smeadcap.com/smead-international-value-fund/ or by calling the Fund toll-free at 877-807-4122.

The Predecessor Fund did not have multiple share classes. The performance of each Fund share class presented below represents the performance of the Predecessor Fund as a whole restated to account for sales charges (if any) applicable to that share class. Once the Fund commences operations, the performance of each class of shares will differ as a result of different levels of fees and expenses applicable to each class of shares. Class I1 shares are not subject to any sales charges or distribution (12b-1 fees). The bar charts and the best and worst performance quarters shown below do not reflect sales charges or distribution (12b_1 fees) applicable to certain classes of Fund shares. Further, while Class I1 shares are subject to a shareholder servicing fee, some classes of Fund shares are not. Returns of different Fund share classes will differ depending on the sales charges, distribution (12b-1 fees) and/or shareholder servicing fees applicable to each class (if any). Class I1 shares fees and expenses are lower than those of Investor Class shares, Class A shares and Class C shares. As a result, the performance for the Investor Class shares, Class A shares and Class C shares would be lower than the performance shown for Class I1 shares. For the remaining two share classes - Class 12 and Class Y - because the fees and expenses for these share classes are lower than those of the Class I1 shares, the performance for the Class 12 and Class Y shares would be higher than the performance shown for Class I1.

Class I1 Shares

Calendar Year Returns as of December 31

During the period shown in the bar chart, the best performance for a quarter was 35.38% (for the quarter ended December 31, 2020) and the worst performance was -39.02% (for the quarter ended March 31, 2020).

Average Annual Total Returns (Periods Ended December 31, 2021)
	One Year	Five Years	Since Inception[1]
Class I1 Shares
Return Before Taxes	39.18%	13.90%	9.38%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Investor Class Shares
Return Before Taxes	39.04%	13.79%	9.27%
Class A Shares
Return Before Taxes	30.74%	12.26%	8.17%
Class C Shares
Return Before Taxes	38.03%	12.94%	8.45%
Class I2 Shares
Return Before Taxes	39.25%	13.96%	9.43%
Class Y Shares
Return Before Taxes	39.38%	14.07%	9.54%
MSCI EAFE (Net) Index (reflects no deduction for fees, expenses or taxes)	11.26%	9.54%	7.17%
MSCI ACWI ex-USA (Net) Index (reflects no deduction for fees, expenses or taxes)	7.82%	9.60%	6.88%

[1]	The since inception date is that of the Predecessor Fund, which commenced operations on January 12, 2015.

Management

Investment Adviser. Smead Capital Management, Inc. is the Fund’s investment adviser.

Portfolio Managers. Cole W. Smead, CFA®, President of the Adviser, is the lead portfolio manager of the Fund since its inception on January 12, 2022. William W. Smead, Chief Investment Officer of the Adviser, is the co-portfolio manager of the Fund since its inception on January 12, 2022.

Purchase and Sale of Fund Shares. You may purchase or redeem shares on any business day by mail (Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175 (for regular mail) or Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 (for overnight or express mail), or by telephone at 877-807-4122 or by wire. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Minimum Investment Amounts

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class I2 shares	$1,000,000	*
Class Y shares	$10,000,000	*

Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non-National Securities Clearing Corporation (NSCC) purchases).

Tax Information. The Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from such tax-deferred or other tax-advantaged arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings

Investment Objective

The Fund’s investment objective is long-term capital appreciation.

Principal Investment Strategies

Principal Investment Strategies. Under normal market circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in the stock of non-U.S. companies. To achieve its investment objective, the Fund will maintain approximately 25-30 companies in its portfolio and will invest in common stocks of primarily large capitalization (“large-cap”) non-U.S. companies, including developed countries. The Fund considers large-cap companies to be those publicly traded U.S. companies with capitalizations exceeding $5 billion. For purposes of the Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. For purposes of the Fund’s investments, “non-U.S. companies” means those securities issued by companies whose primary listing is on a non-U.S. exchange or companies that are U.S.-listed and derive a majority of their revenue from products, investment or services outside the U.S.

The Adviser selects the Fund’s investments by screening non-U.S. companies using the following eight criteria:

Required over entire holding period:

•	products or services that meet a clear economic need;
•	strong competitive advantage (barriers to entry);
•	long history of profitability and strong metrics;
•	generates high levels of cash flow;
•	available at a low price in relation to intrinsic value (the perception of value based on all factors of business, tangible and intangible);

Favored, but not required:

•	management’s history of shareholder friendliness (dividends, buybacks, earnings quality, reporting transparency, executive compensation and acquisition history);
•	strong balance sheet; and
•	strong management (directors and officers) ownership (preferably with recent purchases).

Taking into consideration the eight criteria above, the Adviser intends to buy high quality companies. The Adviser defines high quality companies as having a strong balance sheet, high and consistent free cash flow and strong operating metrics. Because the Adviser purchases securities for their long-term prospects, the Adviser generally avoids companies that are cyclical or highly capital intensive in nature.

The Adviser’s sell discipline is time-oriented wherein the Adviser will give companies three to five years to demonstrate the fundamentals discussed above. The Adviser will sell a company if there is a large decline in price or a deterioration in the fundamentals of the underlying company.

The Fund aims to be a low-turnover fund, and the expected holding period of a newly purchased security is a minimum of three to five years.

The Fund is classified as a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may invest significantly (more than 10% of net asset value) in Canada, Germany, Italy and the United Kingdom.

The Fund may also invest in mid-cap and small-cap companies.

The Fund may invest a large percentage of its assets in a few sectors, including consumer discretionary, financials, media, materials, energy and real estate. The consumer discretionary sector consists of goods and services that are considered non-essential by consumers, but desirable if their available income is sufficient to purchase them, such as consumer durables, hotels, restaurants, media, retailing and automobiles. The financials sector consists of firms, such as banks, investment funds, insurance companies and real estate, that provide financial services to commercial and retail customers. The media sector consists of companies that transmit data in words, voice, audio, or video across the globe, including telecom equipment, telecom services and wireless communication as well as the production of television, movies and music. The materials sector consists of companies that manufacture metals, forest products and construction materials. The energy sector consists of companies involved in the production and sale of energy including companies involved in the exploration and development of oil or gas reserves, oil and gas drilling, and refining. The real estate sector consists of companies engaged in real estate development and operation, such as real estate agents, brokers, leasors and appraisers and equity real estate investment trusts that invest primarily in commercial properties (e.g., office buildings, retail centers, apartment buildings).

Temporary Strategies; Cash or Similar Investments.    For temporary defensive purposes, the Adviser may from time to time invest up to 100% of the Fund’s total assets in high-quality, short-term debt securities and money market instruments in order to meet redemption requests or as a defensive measure in response to adverse market, economic, political or other conditions. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may be inconsistent with the Fund’s principal investment strategies or may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Change in Investment Objective and Strategies.    The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 60 days’ written notice to shareholders.

Principal Risks

Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

Foreign Securities Risk.    Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, settlement delays and securities market regulation, and the imposition of foreign withholding taxes. Geopolitical events may cause market disruptions. For example, the UK withdrew from the EU on January 31, 2020, following a June 2016 referendum referred to as “Brexit.” Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s longer term ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Currency Risk.    The value of the Fund’s foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates. The Fund may also incur costs in connection with conversions between various currencies.

Foreign Tax Risk.    Investing in foreign countries present risks that the Fund or its investments may be subject to taxes that may adversely affect the Fund’s investment performance. Such taxes may be imposed suddenly or in an unpredictable manner, or pursuant to new interpretations. Dividends payable on the foreign securities contained in the Fund’s portfolio may be subject to foreign withholding taxes, thus reducing the Fund’s income.

Non-Diversification Risk.    The Fund is classified as “non-diversified.” This means that the Fund may invest a greater percentage of its assets in the securities of fewer issuers than a “diversified” fund, and accordingly may be more vulnerable to changes in the value of those issuers’ securities. Because the Fund invests in the securities of a limited number of issuers it is particularly exposed to adverse developments affecting those issuers, and a decline in the market value of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Management Risk.    The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Sector Weightings Risk.    To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Consumer Discretionary Sector Risk. Industries in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly impacted by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

Financials Sector Risk. The financials sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Media Sector Risk. The media sector is subject to government regulation and can be significantly affected by intense competition and technology changes, which may make the products and services of certain companies obsolete. The wireless telecommunication services industry can be significantly affected by failures to obtain, or delays in obtaining, financing or regulatory approval, intense competitions, product incompatibility, changing consumer preferences, rapid obsolescence, significant capital expenditures, and heavy debt burdens. The media and entertainment industry can be significantly affected by technological advances and government regulation.

Materials Sector Risk. The materials sector is subject to changes in world events, political, environmental and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import and export controls, increased competition, and labor relations may adversely affect companies engaged in the production and distribution of materials. Other risks may include liabilities for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Companies in the chemicals industry may be subject to risks associated with the production, handling and disposal of hazardous components. Metals and mining companies could be affected by supply and demand, operational costs, and liabilities for environmental damage.

Energy Sector Risk. The energy sector is subject to swift fluctuations in the price and supply of energy fuels caused by events relating to international politics, energy conservation initiatives, the success of exploration projects, the supply of, and demand for, specific energy-related products or services, and tax and other governmental regulatory policies.

Real Estate Sector Risk. The real estate sector is subject to rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, costs of materials, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

General Market Risk; Recent Market Events.    The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline. If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. Volatility in share price is an inherent characteristic of equity markets. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed travel and social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of the Delta variant has led to the renewal of health mandates by local governments and businesses, reduced hiring efforts by employers, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. In addition, the impact and spread of infectious diseases in developing or emerging market countries may cause relatively greater strain on those countries’ healthcare systems than those in developed countries.

Continuing uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the departure of the United Kingdom (“UK”) from the European Union (“EU”), the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

Equity Market Risk.    Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in, and perceptions of, their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If the Fund holds common stocks of any given issuer, it would generally be exposed to greater risk than if it held preferred stocks and debt obligations of the issuer because common shareholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred shareholders, bondholders and other creditors of such issuers. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Non-U.S. equity markets tend to reflect local economic and financial conditions, and therefore, trends often vary from country to country and region to region.

Company Risk.    The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time.

Large-Capitalization Companies.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are unlikely to attain high growth rates of sales and earnings.

Mid-Capitalization and Small-Capitalization Companies.    The Fund’s investments in mid- capitalization companies, or in small-capitalization companies that the Adviser expects could become well-capitalized in the coming decades, involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for greater price volatility of these investments are the less certain growth prospects of mid-sized or small firms and the lower degree of liquidity in the markets for such securities. Mid-capitalization or small-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions whether or not accurate. In connection with the lack of market liquidity, the Fund may incur losses if required to effect sales at a disadvantageous time and only then at a substantial drop in price. Mid-capitalization or small-capitalization companies include “unseasoned” issues that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Mid-capitalization or small-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified and managerial personnel. Transaction costs for these investments are often higher than those of large capitalization companies. Investments in mid-capitalization or small-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Correlation Risk.    U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other developments particular to a given country or region. Thus investing in both U.S.-listed securities (albeit for companies that derive a majority of their revenue from products, investment or services outside the U.S.) and non-U.S. listed securities may lower the portfolio volatility of the Fund. Sometimes, however, global events will cause the U.S. and non-U.S. markets to move in the same direction, reducing or eliminating the benefit of such diversification.

New Fund Risk.    As a new fund, there can be no assurance that the Fund will grow to or maintain an economically viable size.

Volatility Risk.    The value of the Fund’s assets may fluctuate significantly over a short period of time. Accordingly, investors should understand that the results of a particular period will not necessarily be indicative of results in future periods. Changes in the degree of volatility of the market from the Adviser’s expectations may produce material losses to the Fund.

Trading Suspensions Risk.    The United States, other governments, and U.S. and non-U.S. securities exchanges retain the right to suspend or limit trading in securities. Such a suspension might render it impossible for the Adviser to liquidate certain positions promptly and, accordingly, could expose the Fund to losses.

Access to Information Risk.    The Adviser, particularly in the context of international stocks, is not in a position to confirm the completeness, genuineness or accuracy of the information and data it considers in making investment decisions, and in some cases, complete and accurate information is not available because certain information may be considered proprietary or otherwise confidential. These difficulties make it more difficult for investments to be evaluated and for the value of securities to be accurately determined.

Cybersecurity Risk.    With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Tax Risk.    The Fund is the successor to the portfolio of the Predecessor Fund, and the Fund has taken the position that it has succeeded to the tax basis of the assets acquired from the Predecessor Fund. Accordingly, shareholders should be aware that as the Fund sells portfolio securities that were acquired from the Predecessor Fund, any unrealized gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund, and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. As a result, a shareholder of the Fund may be taxed on appreciation that occurred before the shareholder purchased shares of such Fund, including appreciation that occurred prior to such Fund’s acquisition of portfolio securities from the Predecessor Fund.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI. Disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual and Semi-Annual Reports to Shareholders. In addition, the Fund files its complete schedule of portfolio holdings with the SEC on a quarterly basis on Form N-PORT. The Annual and Semi-Annual Reports to Shareholders are available free of charge by contacting Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by calling 877-807-4122, or on the Fund’s website at https://smeadcap.com/smead-international-value-fund/. The Form N-PORT is available on the SEC’s website at www.sec.gov.

Management of the Fund

The Adviser

Advisory Agreement.    The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, Smead Capital Management, Inc., located at 2777 East Camelback Road, Suite 375, Phoenix, Arizona 85016, under which the Adviser manages the Fund’s investments subject to the supervision of the Board of Trustees. The Adviser has been providing investment advisory services to separate accounts and mutual funds since the firm was established in July of 2007. As of December 31, 2021, the Adviser managed approximately $3.9 billion in assets, including assets other than the Fund. Under the Advisory Agreement, the Fund compensates the Adviser for its investment advisory services at the annual rate of 0.75% of the Fund’s average daily net assets, payable on a monthly basis in arrears. Because the Fund is new, the Adviser has not received any advisory fees from the Fund as of the date of this Prospectus.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing the Fund in accordance with its investment objective and policies, making decisions with respect to, and also orders for, all purchases and sales of portfolio securities. The Adviser also maintains related records for the Fund.

Fund Expenses.    The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its management fees and/or reimburse expenses to ensure that the Fund’s total annual fund operating expenses (excluding any Rule 12b-1 fees, Shareholder Servicing fees, taxes, expenses of leverage, interest, brokerage commissions, dividends and interest on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed a percentage of the Fund’s average net assets of the applicable share class as set forth below through March 31, 2023.

Share Class	Operating Expense Limit
Investor Class shares	1.25% of the average net assets
Class A shares	1.42% of the average net assets
Class C shares	2.00% of the average net assets
Class I1 shares	1.15% of the average net assets
Class I2 shares	1.10% of the average net assets
Class Y shares	1.00% of the average net assets

The Adviser is permitted to be reimbursed for management fee waivers and/or expense payments made in the three calendar years from the date fees were waived or expenses were reimbursed. The Fund may make such repayments to the Adviser if such repayment does not cause the Fund’s total expense ratio (taking into account the reimbursement) to exceed the expense cap at the time such amounts were waived or the Fund’s then current expense cap. Any such reimbursement will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement will terminate on March 31, 2023, and may only be terminated earlier than such date by, or with the consent of, the Board of Trustees.

A discussion regarding the Board’s basis for approving the Advisory Agreement will be included in the Fund’s semi-annual report dated May 31, 2022.

Portfolio Managers

Cole W. Smead, CFA®, is the Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Smead joined the Adviser at its inception in 2007 and currently serves as President of the firm. Mr. Smead received his B.A. in Economics/History from Whitman College in 2006. Prior to joining the Adviser, Mr. Smead was a Financial Advisor at Wachovia Securities in Scottsdale, Arizona. Mr. Smead has over 15 years of experience in the investment industry and holds the Chartered Financial Analyst® designation.

William W. Smead is the Co-Portfolio Manager for the Fund and is jointly responsible for the day-to-day management of the Fund’s portfolio. Mr. Smead founded the Adviser in July 2007, and currently serves as Chief Investment Officer of the firm. Prior to founding the Adviser, Mr. Smead served as Portfolio Manager and Director of Investments for Smead Investment Group of Wachovia Securities from September 2001 through June 2007. Prior to that, Mr. Smead served as a financial advisor and portfolio manager with Smith Barney from February 1993 to September 2001. Mr. Smead has over 40 years of experience in the investment industry.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Fund.

CFA® is a registered trademark owned by the CFA Institute.

Shareholder Information

Choosing a Share Class

The Fund offers Investor Class, Class A, Class C, Class I1, Class I2 and Class Y shares in this Prospectus. The different classes represent investments in the same portfolio of securities, but the classes are subject to different sales charges and expenses to account for different distribution arrangements to provide for different investment needs. You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Investor Class shares Availability	Generally available to direct investors only. Direct investors may make investments directly through the Fund’s transfer agent.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Rule 12b-1 Fee	0.25% Annual Rule 12b-1 Fee.
Shareholder Servicing Fee	0.00% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and subject to ongoing distribution and shareholder servicing fees.

Class A shares Availability	Generally available through financial intermediaries, wrap account platforms, no transaction fee (NTF) platforms, employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	Payable at time of purchase. Lower sales charges are available for larger investments.
Deferred Sales Charge	Payable if you redeem within eighteen (18) months of purchase.
Rule 12b-1 Fee	0.25% Annual Rule 12b-1 Fee.
Shareholder Servicing Fee	0.17% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	Suitable for investors who are eligible to have the sales charge reduced or eliminated.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares. Also subject to on-going distribution and shareholder servicing fees.
Class C shares Availability	Generally available through financial intermediaries and employer-sponsored retirement plans.
Initial Sales Charge	None.
Deferred Sales Charge	Payable if you redeem within twelve (12) months of purchase.
Rule 12b-1 Fee	0.75% Annual Rule 12b-1 Fee.
Shareholder Servicing Fee	0.25% Annual Shareholder Servicing Fee.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Subject to ongoing distribution and shareholder servicing fees.
Class I1 shares Availability	Generally available to institutions such as pension and profit sharing plans, endowments, foundations, corporations, and high net worth individuals, and financial intermediaries through “Wrap accounts” or “managed fund programs” established with financial intermediaries or employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Rule 12b-1 Fee	None.

Shareholder Servicing Fee	0.15% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.
Class I2 shares Availability	Generally available to direct investors and employer-sponsored retirement plans or other similar programs through which group-level investments are made in the Fund. Direct investors may make investments directly through the Fund’s transfer agent.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Rule 12b-1 Fee	None.
Shareholder Servicing Fee	0.10% Annual Shareholder Servicing Fee. A maximum shareholder servicing fee of 0.25% of the Fund’s average daily net assets has been authorized.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, subject to ongoing shareholder servicing fees, and requires significant initial investment.
Class Y shares Availability	Generally available through employer-sponsored retirement plans and to institutional investors.
Initial Sales Charge	None.
Deferred Sales Charge	None.
Rule 12b-1 Fee	None.
Shareholder Servicing Fee	None.
Redemption Fees	None.
Advantage	No up-front sales charge so you start off owning more shares.
Disadvantage	Limited availability, and requires significant initial investment.

Investor Class shares are offered for sale at net asset value (“NAV”) without the imposition of a sales charge. Investor Class shares are subject to a Rule 12b-1 Fee of 0.25% and a Shareholder Servicing Fee of 0.00% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis.

Class A shares are offered for sale at NAV with the imposition of a sales charge, except on purchases of $1,000,000 or more. However, if you redeem your Class A shares within 18 months of an initial purchase of $1,000,000 or more, you will pay a contingent deferred sales charge of 1.00%. Class A shares are subject to a Rule 12b-1 Fee of 0.25% and a Shareholder Servicing Fee of 0.17% of the average daily net assets of the Fund attributable to Class A shares, computed on an annual basis.

Class C shares are offered for sale at NAV without the imposition of a sales charge. However, if you redeem your Class C shares within 12 months of purchase, you will pay a contingent deferred sales charge of 1.00%. Class C shares are subject to a Rule 12b-1 Fee of 0.75% and a Shareholder Servicing Fee of 0.25% of the average daily net assets of the Fund attributable to Class C shares, computed on an annual basis.

Class I1 shares and Class I2 shares are offered for sale at NAV without the imposition of a sales charge. Class I1 shares and Class I2 shares are subject to a Shareholder Servicing Fee of 0.15% and 0.10% of the average daily net assets of the Fund attributable to Class I1 shares and Class I2 shares, respectively, computed on an annual basis.

Class I1 shares may also be available on brokerage platforms of firms that have agreements with the Fund’s distributor, UMB Distribution Services, LLC (the “Distributor”), to offer such shares solely when acting as an agent for the investor. An investor transacting in Class I1 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

Class Y shares are offered for sale at NAV without the imposition of a sales charge. Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:

-	individuals who (i) do not invest in the Fund through a financial intermediary and (ii) hold their shares directly with the Fund’s transfer agent, UMB Fund Services, Inc., (the “Transfer Agent”); and

-

institutional investors, which include, but are not limited to, endowments, foundations, family offices, banks and bank trusts, local, city, and state governmental institutions, corporations and insurance company separate accounts, each of which may purchase shares of the Fund through a financial intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares; and

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund through a group or omnibus account that don’t charge a fee to the Fund.

The maximum Shareholder Servicing Fees payable with regard to Investor Class, Class A, Class C, Class I1 and Class I2 shares is 0.25%. Class C shares are currently charging this maximum amount. In the event the Fund increases the amount currently being charged under the Shareholder Servicing Fee for the other share classes, the Fund will give the affected shareholders 30 days’ prior written notice thereof.

Class A Sales Charge

Class A shares of the Fund are retail shares that require that you pay a sales charge when you invest in the Fund, unless you qualify for a reduction or waiver of the sales charge. If you purchase Class A shares of the Fund you will pay the public offering price (“POP”), which is the NAV per share next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint thresholds,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. The sales charge does not apply to shares purchased with reinvested distributions. The sales charge for Class A shares of the Fund is calculated as follows:(1)

Class A Shares Investment Amount	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Reallowance
Less than $25,000(2)	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.52%	1.20%
$1 million or more(3)(4)	None	None	Up to 1.00%

(1)

The offering price is calculated to two decimal places using standard rounding criteria. As a result, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

(2)	The minimum initial investment for Class A shares of the Fund is $3,000.

(3)

There is no front-end sales charge for purchases of Class A shares of $1,000,000 or more. However, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be applied to redemptions of Class A shares within 18 months of purchase.

(4)

The Adviser may directly or indirectly pay a commission to dealers that sell amounts of $1,000,000 or more of Class A according to the following schedule: 1.00% of the first $3,000,000, 0.50% of amounts from $3,000,001 to $50,000,000, and 0.25% of amounts over $50,000,000. The Fund’s distributor, UMB Distribution Services, LLC (the “Distributor”), will then also pay to such dealers an annual Rule 12b-1 Fee of up to 0.25% of the average daily net assets attributable to the Class A shares held by its clients beginning in the thirteenth month. Where a dealer does not receive payment of this commission, the dealer will receive the annual Rule 12b-1 Fee starting immediately after purchase. Any payments made by the Adviser as described above are eligible for reimbursement to the Adviser under the Fund’s Distribution Plan (as defined below).

Class A Sales Charge Reductions and Waivers

The sales charge on Class A shares of the Fund may be reduced or waived based on the type of transaction, the combined market value of your accounts or intended investment, and for certain groups or classes of shareholders. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

Reinvested Distributions: You pay no sales charges on Class A shares you buy with reinvested distributions of the same share class from the Fund.

Breakpoint Thresholds: You may reduce the sales charge on Class A shares by investing an amount to meet one of the breakpoint thresholds indicated in the tables above.

Rights of Accumulation: You may combine your current purchase of Class A shares of the Fund with all other classes of shares of the Fund currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase of Class A shares of the Fund and the current value (based on the current public offering price) of all other classes of shares of the Fund you own at the financial intermediary at which you are making the current purchase. You may not aggregate shares held at different financial intermediaries. If the current purchase is made directly through the Fund’s Transfer Agent, only those shares held directly at the Transfer Agent may apply toward the right of accumulation. You may aggregate shares that you own and that are currently owned by members of your “immediate family” including your spouse, child, stepchild, parent, stepparent, sibling, grandchild and grandparent, including in-law and adoptive relationships residing at the same address. Shares held in the name of a nominee or custodian under pension, profit sharing or employee benefit plans may not be combined with other shares to qualify for the right of accumulation. You must notify the Transfer Agent or your financial intermediary at the time of purchase in order for the right of accumulation to apply. The Fund is not liable for any difference in purchase price if you fail to notify the Transfer Agent of your intent to exercise your right of accumulation and the Fund reserves the right to modify or terminate this right at any time.

Reinstatement Privilege: If you redeem Class A shares of the Fund, and within 60 days purchase and register new shares of the same share class, you will not pay a sales charge on the new purchase amount. The amount eligible for this privilege may not exceed the amount of your redemption proceeds. To exercise this privilege, contact the Transfer Agent or your financial intermediary.

Letter of Intent: By signing a Letter of Intent (“LOI”), you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the share class designated in the LOI. Any shares of the share class designated in the LOI that are purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of distributions do not apply toward fulfillment of the LOI. Shares equal to 5.75% for Class A shares of the amount of the LOI will be held in escrow during the 13-month period. If at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

Investments of $1,000,000 or More: There is neither an initial sales charge on a lump sum Class A share purchase of $1,000,000 or more, nor on any purchase into a Class A account with an accumulated value of $1,000,000 or more. However, if you have taken advantage of this waiver and redeem your shares within 18 months of purchase, there is a CDSC of 1.00% imposed on such shares based on the lesser of original cost or current market value. The CDSC will not apply if you are otherwise entitled to a waiver of the initial sales charge as listed in “Initial Sales Charge Waivers,” below. Also, the CDSC will not apply if you are entitled to a waiver as listed in “Contingent Deferred Sales Charges Waivers,” below.

Initial Sales Charge Waivers: Sales charges for Class A shares may be waived under certain circumstances for some investors or for certain purchases. You will not have to pay a sales charge on purchases of Class A shares if:

•	you are an affiliate of the Adviser or any of its or the Fund’s officers, directors, trustees, employees or retirees;
•	you are a registered representative of any broker-dealer authorized to sell Fund shares, subject to the internal policies and procedures of the broker-dealer;
•

you are a member of the immediate family of any of the persons listed in the above bullets (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons);

•	authorized qualified employee benefit plans*;
•

rollovers of current investments through authorized qualified employee benefit plans or savings plans*, provided the shares are transferred to the Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to an IRA through an account directly with the Fund;

•	registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund;
•	persons participating in a fee-based program (such as a wrap account) under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services; or
•

registered broker-dealers who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee.

*	Qualified employee benefit plans or savings plans for which the Fund has entered into an agreement to waive the sales charge.

To receive a reduction in your Class A sales charge, you must let your financial institution or shareholder services representative know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services representative to provide account statements or other information regarding your related accounts or related accounts of your immediate family in order to verify your eligibility for a reduced sales charge. Your investment professional or financial institution must notify the Fund if your share purchase is eligible for the sales load waiver. Sales charges will not be applied to shares purchased by reinvesting distributions.

Contingent Deferred Sales Charge Waivers for Class A and Class C shares

For Class A shares, a CDSC of 1.00% is imposed on shares purchased at the $1,000,000 breakpoint (as described in “Class A Sales Charge,” above) that are redeemed within 18 months of purchase. For Class C shares, a CDSC of 1.00% is imposed on shares that are redeemed within 12 months of purchase. In the case of a partial redemption, the first shares redeemed are any reinvested shares. After that, shares are always redeemed on a “first in/first out” basis. If the first shares redeemed have been held for longer than 18 months in the case of Class A shares or 12 months in the case of Class C shares from the date of purchase, then no CDSC is imposed on the redemption. The CDSC is imposed on a lot by lot basis on the market value or initial purchase price, whichever is lower. This deferred sales charge may be waived under certain circumstances such as:

•	death of the shareholder;
•	divorce, where there exists a court decree that requires redemption of the shares;
•	return of IRA excess contributions;
•	shares redeemed by the Fund due to low balance or other reasons;
•	required minimum distributions at age 70 1⁄2 (waivers apply only to amounts necessary to meet the required minimum amount based on assets held within the Fund); and
•	other circumstances related to death, financial hardship or any other rare instances that would require the Adviser to have discretion.

Other waivers and/or discounts may apply with respect to a particular financial intermediary. Please see “Exhibit A – Sales Charge Waivers” for more information.

The Fund also reserves the right to enter into agreements that reduce or eliminate the CDSC for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts.” If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here. Contact your selling agent for further information. You must notify the Fund or your financial intermediary if you are eligible for these sales charge waivers at the time of your transaction.

More information regarding the Fund’s sales charges, breakpoint thresholds and waivers is available in the Fund’s Prospectus and SAI, which are available free of charge on the Fund’s website at https://smeadcap.com/smead-international-value-fund/.

Automatic Conversion to Class A Shares

Class C shares of the Fund are eligible for automatic conversion to Class A shares of the Fund approximately eight years after the date of each original purchase and will be subject to Class A’s lower Rule 12b-1 Fee (as defined and set forth below). The automatic conversion of Class C shares to Class A shares will be on the basis of the NAV per share, without the imposition of any sales load, fee or other charge, meaning the value of your investment will not change, but the number of shares of the Fund that you own may be higher or lower after the conversion.

Class C shares of the Fund will convert automatically into Class A shares of the Fund on a monthly basis in the month of, or the month following, the eighth anniversary of the Class C shares’ purchase date. Class C shares of the Fund acquired through a reinvestment of dividends or distributions will convert to Class A shares of the Fund pro rata with Class C shares of the Fund not acquired through the reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans, omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the shareholder or their financial intermediary (and not the Fund) to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or their financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of such shareholder’s Class C shares.

In addition, a financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or eligibility requirements in regards to the conversion of Class C shares into Class A shares. In these cases, certain Class C shareholders may not be eligible to convert to Class A shares as described above. However, these Class C shareholders may be permitted to exchange their Class C shares for Class A shares pursuant to the terms of the financial intermediary’s conversion policy. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding the conversion of Class C shares to Class A shares.

Rule 12b-1 Distribution Plan

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay the Distributor, or other such entities as approved by the Board of Trustees, a Rule 12b-1 fee for the sale and servicing of the Fund’s Investor Class shares, Class A shares and Class C shares (the “Rule 12b-1 Fee”). The maximum amount of the Rule 12b-1 Fee authorized under the Distribution Plan is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Rule 12b-1 Fee
Investor Class shares	0.25%
Class A shares	0.25%
Class C shares	0.75%

The Distributor may pay any or all of the Rule 12b-1 Fee to other persons (including the Adviser, brokerage firms, depository institutions and other firms) for providing these services to the Fund and its shareholders. In addition, under the 12b-1 Plan, a portion of the Rule 12b-1 Fee (no more than 0.25% of the Fund’s average daily net assets, subject to the maximum annual rate of each share class) may be paid for sub-accounting services provided to beneficial owners whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered clearing agents, as well as account maintenance and personal service to shareholders. These services may include, but are not limited to, assisting in, establishing and maintaining shareholder accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Fund to shareholders and receiving and answering correspondence. Because these fees are paid out of the Fund’s assets attributable to Investor Class shares, Class A shares and Class C shares on an on-going basis, over time these fees will increase the cost of your investment in such share classes of the Fund and may cost you more than paying other types of sales charges.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan on behalf of its Class A shares, Class C shares, Investor Class shares, Class I1 shares and Class I2 shares (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers in return for shareholder servicing and maintenance of Class A, Class C, Investor Class, Class I1 and Class I2, shareholder accounts. The shareholder support services may include, among others, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records. The maximum amount of Shareholder Servicing Fees authorized under the Shareholder Servicing Plan is an annual rate of 0.25% of the Fund’s average daily net assets attributable to each share class subject to the plan. The Shareholder Servicing Fee that will be implemented is expressed as a percentage of the Fund’s average daily net assets attributable to the applicable share class, as follows:

Share Class	Annual Shareholder Servicing Fee
Investor Class shares	0.00%
Class A shares	0.17%
Class C shares	0.25%
Class I1 shares	0.15%
Class I2 shares	0.10%

For those share classes that currently charge less than the maximum Shareholder Servicing Fee, the Fund may increase such fee, but not beyond the maximum of 0.25%, only after providing affected shareholders with 30 days’ prior written notice.

Share Price

The price of Fund shares is the NAV per share, plus applicable sales charges for Class A shares. The NAV per share is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current fair market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price on the exchange that the Fund generally considers to be the principal exchange on which the security is traded. Portfolio securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-Counter Securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are generally valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund’s shares are accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or is realized upon sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than would be the case if the Fund were using market value pricing.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable. Because foreign securities will be traded on days when the Fund does not price shares, the NAV may change on days when shareholders cannot buy or sell shares.

How to Purchase Shares

All purchase requests received in “Good Order” (defined below) by the Fund’s agents, including the Transfer Agent, or by an authorized financial intermediary (an “Authorized Intermediary,” as defined below) before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share plus any applicable sales charge. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An Authorized Intermediary is a financial intermediary (or its authorized designee) that has made arrangements with the Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing shares through financial intermediaries, please see “Purchasing Shares Through a Financial Intermediary,” below.

All account applications (each an “Account Application”) to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Account Application. Your order will not be accepted until a completed Account Application is received by the Transfer Agent.

The Fund reserves the right to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market timers,” as described under the section entitled “Tools to Combat Frequent Transactions,” below. In addition, a service fee, which is currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Minimum Investment Amounts

Minimum Initial Investment
Investor Class shares	$3,000	*
Class A shares	$3,000
Class C shares	$25,000
Class I1 shares	$1,000,000	*
Class I2 shares	$1,000,000	*
Class Y shares	$10,000,000	*
Subsequent Investments
Investor Class shares	$100
Class A shares	$100
Class C shares	$100
Class I1 shares	$100
Class I2 shares	$100
Class Y shares	$100

*	Different minimums apply to shareholders who purchase these share classes directly from the Fund’s transfer agent (i.e., non-National Securities Clearing Corporation (NSCC) purchases).

The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments. The Fund may waive the minimum initial investment as follows:

•	shares transferred from existing accounts if the registration or beneficial owner of the account remains the same;
•

employees, and families of employees (i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Adviser and its affiliates;

•	employee benefit plans sponsored by the Adviser;
•	Trustees of the Fund;
•	institutional clients of the Adviser;
•	certain other separately managed account clients at the Adviser’s discretion; and
•	as otherwise deemed appropriate by the Board of Trustees.

In addition, the Fund has reduced the minimum initial investment for Investor Class shares, Class I1 shares, Class I2 shares and Class Y shares purchased directly from the Transfer Agent, as follows:

Investor Class shares	$100
Class I1 shares	$100,000
Class I2 shares	$100,000
Class Y shares	$1,000,000

Even with these waivers, some or all classes of shares of the Fund may not be available through your financial intermediary.

Your share price will be the next calculated NAV per share, plus any applicable sales charge, after the Transfer Agent or your Authorized Intermediary receives your purchase request in Good Order. For purchases made through the Transfer Agent, “Good Order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to “Smead International Value Fund.”

For information about your financial intermediary’s requirements for purchases in Good Order, please contact your financial intermediary.

Purchase by Mail.    To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Smead International Value Fund” to the Transfer Agent as follows:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Only actual physical receipt by the Transfer Agent of purchase orders or redemption requests (e.g., retrieving mail from the post office box or accepting delivery from a delivery service) constitutes receipt by the Transfer Agent. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Purchase by Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire please call the Transfer Agent at 877-807-4122 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

UMB Bank, N.A.
1010 Grand Blvd
Kansas City MO 64106

ABA Number:	101000695
DDA Number:	[ ]
Credit Account:	Smead Funds - Smead International Value Fund
• Further Credit: Shareholder Name • Shareholder Account Number • Fund and Class to be purchased

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and State Street Bank and Trust Company, the Fund’s custodian, are not responsible for the consequences of delays from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone. If you have accepted telephone privileges on the Account Application, and your account has been open for 15 days, you may purchase additional shares by calling the Fund toll free at 877-807-4122. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan (“AIP”) for only Investor Class, Class A and Class C shares. Under the AIP, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account an amount that you wish to invest, which must be at least $100, on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date of the request. A $25 fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary. Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at 877-807-4122, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary that is not an Authorized Intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the next calculated NAV, plus any applicable sales charge, after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the NAV next calculated after receipt by the Authorized Intermediary (or its authorized designee), consistent with applicable laws and regulations. Authorized Intermediaries may be authorized to designate other intermediaries to receive purchase and redemption requests on behalf of the Fund.

Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Anti-Money Laundering Program. The Trust has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security Number or taxpayer identification number; and
•	permanent street address (a P.O. Box alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts will require additional documentation.

If any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 877-807-4122.

How to Redeem Shares

Orders to sell or “redeem” shares may be placed either directly with the Transfer Agent or through a financial intermediary. If you originally purchased your shares through a financial intermediary, including an Authorized Intermediary, your redemption order must be placed with the same financial intermediary in accordance with the procedures established by that financial intermediary. Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. You may redeem Fund shares on any business day that the Fund calculates its NAV. To redeem shares directly with the Fund, you must contact the Fund either by mail or by telephone to place a redemption order. Your redemption request must be received in Good Order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary. Redemption requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE will be treated as though received on the next business day.

Shareholders who hold shares of the Fund through an IRA or other retirement plan must indicate on their redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions from accounts for which UMB Bank, n.a. serves as custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in Good Order (less any applicable redemption charges). Your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Transfer Agent in Good Order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day regardless of the method of payment.

A redemption request made through the Transfer Agent will be deemed in “Good Order” if it includes:

•	the shareholder’s name;
•	the name of the Fund you are redeeming;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and a signature guarantee(s), if applicable.

For information about your financial intermediary’s requirements for redemption requests in Good Order, please contact your financial intermediary.

You may have the proceeds (less any applicable redemption fee) sent by check to the address of record, wired to your pre-established bank account or sent by electronic funds transfer through the ACH network using the bank instructions previously established for your account. Within the first sixty days of purchase, the Fund does not allow the redemption of Fund shares purchased via ACH, unless the redemption proceeds are sent to the originating bank for the benefit of the registered account owner. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 service fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Transfer Agent receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmation of an address change will be sent to both your old and new address. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

To meet redemption requests, the Fund typically expects to use cash reserves held in the portfolio and/or the proceeds from sales of portfolio securities effected shortly after the redemption request. The Fund also may meet redemption requests by borrowing under a line of credit or through overdrafts with its custodian. The Fund most likely will employ these additional methods to meet larger redemption requests or during times of market stress.

The Fund generally pays redemptions in cash, and has filed a notice of election under Rule 18f-1 of the 1940 Act with the SEC disclosing its intent to pay redemptions up to certain amounts in cash. If the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. Although generally unlikely, if the Fund does redeem shares in-kind, you will likely have to pay brokerage commissions to sell the securities or other assets delivered to you as well as any taxes on any capital gains incurred upon sale. In addition, the securities or other assets distributed to you will continue to be subject to market risk until they are sold. A redemption in-kind will be a pro-rata portion of the Fund’s portfolio, or a representative basket if the redemption is not large enough to distribute a pro-rata redemption, or individual securities if the redemption is not large enough to distribute a representative basket.

Medallion Signature Guarantees. The Transfer Agent may require a Medallion Signature Guarantee for certain redemption requests. A Medallion Signature Guarantee ensures that your signature is genuine and protects you from unauthorized account redemptions. Medallion Signature Guarantees can be obtained from banks and securities dealers, but not from a notary public. A Medallion Signature Guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record;
•	if a change of address request was received by the Transfer Agent within the last 15 calendar days; and
•	for all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, will require a Medallion Signature Guarantee.

In addition to the situations described above, the Fund and the Transfer Agent reserve the right to require a Medallion Signature Guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Transfer Agent to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the UMB Fund Services, Inc. post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Telephone Redemption. If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, up to $100,000, by instructing the Fund by telephone at 877-807-4122. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 calendar days before the redemption request. If you hold your shares through an IRA, you may not redeem shares by telephone.

All telephone calls are recorded for your protection. Written confirmation will be provided for all purchase and redemption transactions initiated by telephone.

Wire Redemption. Wire transfers may be arranged to redeem shares for amounts of $1,000 or more. The Transfer Agent charges a fee, currently $15 per wire, which will be deducted from your proceeds on a complete or share-specific trade. The fee will be deducted from your remaining account balance on dollar specific redemptions.

Systematic Withdrawal Plan. The Fund offers a systematic withdrawal plan (the “SWP”) on behalf of the Fund’s Investor Class, Class A and Class C shares whereby shareholders or their representatives may request a redemption in a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn is $100 per payment. The SWP may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a capital gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call 877-807-4122 for additional information regarding the SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV or for market reasons. The Fund will provide shareholders with written notice 30 days prior to redeeming the shareholder’s account. A redemption by the Fund may result in a capital gain or loss for federal income tax purposes.

Exchanging or Converting Shares

This Prospectus offers shares of the Fund. A separate Prospectus offers shares of the Smead Value Fund, another series of the Trust avialable for purchase by investors.

Exchanging Shares. You may exchange all or a portion of your investment from the share class of one Smead Fund to an identically registered account in the same share class of another Smead Fund. Any new account established through an exchange will be subject to the minimum investment requirements described above under “How to Purchase Shares,” unless the account qualifies for a waiver of the initial investment requirement. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

Converting Shares. Shareholders may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. A conversion from one class to another class within the Fund will not be a taxable transaction. Class C shares of the Fund are eligible for automatic conversion to Class A shares of the Fund approximately eight years after the date of each original purchase. For more information regarding this automatic conversion, please see “Choosing a Share Class – Automatic Conversion to Class A Shares,” above.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

Call the Fund (toll-free) at 877-807-4122 to learn more about share conversions.

Tools to Combat Frequent Transactions

The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity and using fair value pricing procedures, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the fair market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees. There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its NAV per share. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Other Fund Policies

Telephone Transactions. If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE (generally 4:00 p.m., Eastern Time).

Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Redemption in Kind. The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to redeem in kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a fair market value equal to the redemption price. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the net assets of the Fund in securities instead of cash. For federal income tax purposes, redemptions in kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash.

Policies of Other Financial Intermediaries. An Authorized Intermediary may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details. Shares of the Fund have not been registered for sale outside of the United States.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 877-807-4122 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate an investor, it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Closure of the Fund. The Adviser retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Limitations on Shareholder Derivative Actions

Shareholders of the Trust or any series thereof, including the Fund, may not bring a derivative action to enforce a right of the Trust or an affected series, as applicable, unless the following requirements, described in Article VII, Section 2, of the Trust’s Declaration of Trust, have been met:

(a)

shareholder may bring a derivative action only if the shareholder makes a pre-suit written demand upon the Board of Trustees which complies with the requirements of Article VIII, Section 2(a)(iii) of the Declaration of Trust;

(b)	shareholders owning shares representing at least 10% of the voting power of the Trust or the affected series, as applicable, must join in bringing the derivative action;

(c)	those Trustees who are not deemed to be “interested persons” of the Trust (as defined in the 1940 Act) will consider the merits of the claim within 30 calendar days of the receipt of such demand;

(d)

if those Trustees determine that maintaining a suit would not be in the best interests of the Trust or the affected series, the complaining shareholders will be barred from commencing the derivative action; and

(e)	if those Trustees determine that such a suit should be maintained, then the officers of the Trust will initiate the suit directly rather than derivatively.

Please be advised that the provisions set forth in clauses (b), (d) and (e) above do not apply to claims arising under the federal securities laws.

Distribution of Fund Shares

The Distributor

The Distributor, UMB Distribution Services, LLC, is located at 235 West Galena Street, Milwaukee, Wisconsin 53212, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries

The Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to distribution and/or service fees paid by the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. Additionally, such cash compensation may be paid to intermediaries for the opportunity for the Fund to be sold through the intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. Flat fees on a one-time or irregular basis may be made for the initial set-up of the Fund on an intermediary’s systems, participation or attendance at an intermediary’s meetings, or for other reasons. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold. If a dealer is paid a finder’s fee during year one, that dealer will not receive a 12b-1 fee until year two.

Distributions and Taxes

Distributions

The Fund will make distributions of net investment income and net capital gain, if any, at least annually, typically during the month of December. The Fund may make additional distributions if it deems it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you wish to change your distribution option, write by regular mail to Smead Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, by overnight or express mail to Smead Funds, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 5212-3948, or call the Transfer Agent at 877-807-4122 in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent receives the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences

Changes in income tax laws potentially with retroactive effect, could impact the Fund’s investments or the tax consequences to you of investing in the Fund. Some of the changes could affect the timing, amount and tax treatment of the Fund’s distributions made to shareholders. Please consult your tax adviser before investing.

Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends and net short-term capital gain), if any, are generally taxable to the Fund’s shareholders as ordinary income. For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gains, if certain holding period requirements have been satisfied by the Fund and the shareholder. For corporate shareholders, a portion of the Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent the Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that the Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

Distributions of the Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to fund shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including redemptions in-kind), and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares (through reinvestment of distributions or otherwise) within 30 days before or after selling or redeeming other Fund shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Fund is required to report to the Internal Revenue Service (“IRS”) and certain shareholders the cost basis of Fund shares when such shareholders subsequently sell or redeem those shares. The Fund will determine cost basis using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions made by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. This discussion is based on the Code, Treasury Regulations, judicial decisions, and IRS guidance, all of which are subject to change, and possibly with retroactive effect. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which would affect the accuracy of any statements made in this section. You are urged to consult your own tax adviser.

Financial Highlights

Financial information for the Fund is not available because the Fund had not commenced operations prior to the date of this Prospectus. However, financial information for the Predecessor Fund can be found in the SAI, which is available upon request.

EXHIBIT A – SALES CHARGE WAIVERS

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by a 529 Plan (does not include 529 Plan units or 529 specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this Prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A Shares and Class C Shares available at Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in this Prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

RAYMOND JAMES

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
•	Return of excess contributions from an IRA Account.
•

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this Prospectus.
•

Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and/or
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Adviser

Smead Capital Management, Inc.

2777 East Camelback Road, Suite 375

Phoenix, AZ 85016

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Custodian, Fund Accountant and Fund Administrator

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Transfer Agent and Dividend Paying Agent

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212-3948

Distributor

UMB Distribution Services, LLC

235 West Galena Street

Milwaukee, Wisconsin 53212

Smead International Value Fund

a series of Smead Funds Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information

The Fund’s SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports

The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of these documents, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at 877-807-4122, by visiting the Fund’s website at https://smeadcap.com/smead-international-value-fund/ or by writing to:

Regular Mail	Overnight or Express Mail
Smead Funds c/o UMB Fund Services, Inc. P.O. Box 2175 Milwaukee, Wisconsin 53201-2175	Smead Funds c/o UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212-3948

Reports and other information about the Fund are also available:

•	free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or
•	for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-22985)